UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

Soho House & Co Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom	WC2R 1EA
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 207 851 2300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 15, 2025, Soho House & Co. Inc., a Delaware corporation (“Soho House”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EH Parent LLC, a Delaware limited liability company (“Parent”), and EH MergerSub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”).  The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Soho House (the “Merger”), with Soho House continuing as the surviving corporation in the Merger.

On December 11, 2025, Soho House filed its definitive proxy statement on Schedule 14A (as it may be supplemented from time to time, the “Definitive Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) with respect to Soho House’s special meeting of stockholders (the “Special Meeting”) to be held in connection with the transactions contemplated by the Merger Agreement.  The Special Meeting is scheduled to be held on January 9, 2026 at 10:00 a.m. Eastern Time (3:00 p.m. Greenwich Mean Time) via a live webcast.

Soho House wishes to make certain supplemental disclosures in the Definitive Proxy Statement related to the Merger, which are set forth below.

All paragraph headings and page references used herein refer to the headings and pages in the Definitive Proxy Statement before any additions or deletions resulting from the supplemental disclosures set forth herein or any other amendments or supplements, and certain capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.  The supplemental information is identified below by bold underlined text.  ~~Stricken-through~~ text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement.  Except as described herein, the information provided in the Definitive Proxy Statement continues to apply.  To the extent that information included in this report differs from or conflicts with information contained in the Definitive Proxy Statement, the information set forth in this report shall supersede and/or supplement the information in the Definitive Proxy Statement.

Stockholder Letters

Soho House has received letters from certain purported stockholders of Soho House, claiming that, among other things, the Definitive Proxy Statement is deficient and demanding that certain corrective disclosures be made (“Stockholder Letters”).  Soho House believes that the Definitive Proxy Statement complies with applicable law and that no further disclosure is required.  However, solely to avoid the risks and uncertainties inherent in potential litigation and the risk that lawsuits may be filed that could delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such actions, Soho House has decided to voluntarily supplement its disclosures related to the Merger, as set forth below.  Nothing in such supplemental disclosures shall be deemed an admission of liability or of the legal necessity or materiality under applicable law of any of the disclosures set forth therein.  To the contrary, Soho House specifically denies all allegations in the Stockholder Letters and any assertion that additional disclosure was or is required.

Background of the Merger

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors⸺Background of the Merger” is hereby amended and supplemented by making the following changes on page 19 of the Definitive Proxy Statement:

On March 16, 2024, at the direction of the Initial Special Committee, Soho House executed a non-disclosure agreement with Party A in order for Party A to conduct diligence on the business of Soho House, which contained a one-year standstill provision that did not prevent Party A from bringing a private offer to the Board, but did include a DADW provision (as defined below).  The standstill provision is no longer applicable. On March 16, 2024, following signing of the non-disclosure agreement, the Initial Special Committee’s financial advisors opened the data room to Party A, which included the March 2024 Projections. Diligence meetings between Party A and Soho House’s senior management, which included their respective legal and financial advisors and the Initial Special Committee’s financial and legal advisors, took place on March 16, 2024 and March 17, 2024.

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors⸺Background of the Merger” is hereby amended and supplemented by making the following changes on pages 21 to 22 of the Definitive Proxy Statement:

On August 31, 2024, Classact, LLC (“Classact”), an entity affiliated with the Bruce Group, executed a non-disclosure agreement with Soho House, which included a one-year standstill provision that did not prevent Classact from bringing a private offer to the Board, but did include a DADW provision.  The standstill provision is no longer applicable. On September 10, 2024, the Bruce Group and its advisors were granted access to diligence materials related to Soho House.

In September and October 2024, two new individual investors interested in participating in the Bruce Group’s equity investment in Soho House (“Party E” and “Party F”) each executed a non-disclosure agreement with Soho House, which included a one-year standstill provision that did not prevent the counterparties from bringing a private offer to the Board, but did include a DADW provision.  Those standstill provisions are ~~is~~ no longer applicable. After execution of these non-disclosure agreements, Party E and Party F were granted access to confidential diligence materials, including the October 2024 Projections, the 2025 Budget and the Bridge Analysis. Party E and Party F engaged with the Bruce Group, Yucaipa and Soho House’s senior management in discussions and diligence calls. Subsequent to these meetings, neither of Party E or Party F committed to participate in the Bruce Group’s equity investment in Soho House.

On September 30, 2024 and October 1, 2024, Soho House’s senior management met with Yucaipa, Citi and the Bruce Group and its advisors for management presentations. The October 2024 Projections were then shared with the Bruce Group and various calls occurred between Yucaipa, Citi and the Bruce Group to discuss the October 2024 Projections during the month of October 2024.

On October 23, 2024, Citi reached out to a new investor who proposed an equity investment in Soho House (“Party G”). Party G executed a non-disclosure agreement with Soho House on November 7, 2024, which included a one-year standstill provision that did not prevent Party G from bringing a private offer to the Board, but did include a DADW provision.  The standstill provision is no longer applicable. Party G ~~and~~ was granted access to confidential diligence materials thereafter, including the October 2024 Projections. Party G and Yucaipa engaged in discussions and diligence calls. Subsequent to these meetings, Party G did not make a proposal for an equity investment in Soho House.

Comparable Companies Analysis

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors⸺Opinion of Morgan Stanley to the Special Committee⸺Summary of Financial Analyses of Morgan Stanley⸺Comparable Companies Analysis” is hereby amended and supplemented by making the following changes on page 49 of the Definitive Proxy Statement:

Morgan Stanley initially evaluated the business models and financial profiles of ~~31~~the comparable companies, as identified on page 15 of Morgan Stanley’s presentation to the Board, dated August 12, 2025, filed as Exhibit 16(c)(ii) to the Schedule 13E-3: Bumble, Costco, Match Group, Netflix, Peloton, International Workplace Group, Hilton Grand Vacations, Marriott Vacations Worldwide, Travel + Leisure, Six Flags, TopGolf, Lucky Strike, Churchill Downs, Lululemon, Oatly, Nike, Shake Shack, RH, Vail Resorts, Life Time, Planet Fitness, Hilton, Marriott, Dalata Hotel Group, Meliá Hotels International, Madison Square Garden Sports, F1, Atlanta Braves Holdings, Manchester United and Scandic~~, focusing on those with~~. To compile this group of companies, Morgan Stanley focused on companies with the following features:

•	membership-like income streams with relatively predictable, resilient and recurring cash flows;

•	hospitality or leisure-focused businesses;

•	highly desirable consumer brands;

•	substantial embedded growth potential; and

•	lease exposure, where applicable.

Discounted Cash Flow Analysis

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Morgan Stanley to the Special Committee⸺Summary of Financial Analyses of Morgan Stanley—Discounted Cash Flow Analysis” is hereby amended and supplemented by making the following changes on page 53 of the Definitive Proxy Statement:

Weighted Average Cost of Capital (WACC) Derivation
Assumption	Notes	Low	Base	High
Market Risk Premium (MRP)	Estimated by Morgan Stanley	6.0%	6.0%	6.0%
Risk Free Rate (Rf)	Spot rate 10-year U.S. Treasury as of 12/18/24	4.5%	4.5%	4.5%
Predicated Beta	Per Morgan Stanley methodology	1.79	1.79	1.79
Sensitivity Adjustment	+/- 1.0% from base	(1.0%)		1.0%
Cost of Equity (E) (KE)	Calculated using the Capital Asset Pricing Model	14.3%	15.3%	16.3%
Pre-tax Cost of Debt (D) (KD)	Blended Rate Based on current capital structure**	11.0%	11.0%	11.0%
Tax Rate (t)	Statutory tax rate based on filings	21.0%	21.0%	21.0%
Post-tax Cost of Debt (KD)		8.7%	8.7%	8.7%
Debt / Total Capitalization	Based on expected capital structure	36.7%	36.7%	36.7%
WACC	KE * E /(D + E) + KD * (1-t) * D / (D + E)	12.2%	12.8%	13.5%
** Based on indicative new issue rates provided by Morgan Stanley’s Leveraged Finance team, as indicated on page 25 of Morgan Stanley’s presentation to the Board, dated August 12, 2025, filed as Exhibit 16(c)(ii) to the Schedule 13E-3.

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Morgan Stanley to the Special Committee⸺Summary of Financial Analyses of Morgan Stanley—Discounted Cash Flow Analysis” is hereby amended and supplemented by making the following changes on page 53 of the Definitive Proxy Statement:

Morgan Stanley then adjusted the resulting range of aggregate values by deducting net debt of approximately $884 million and ~~certain~~consolidated minority interests of approximately $2 million, in each case as of June 30, 2025 and based on information provided by Soho House’s management (as disclosed on page 21 of Morgan Stanley’s presentation to the Board, dated August 12, 2025, filed as Exhibit 16(c)(ii) to the Schedule 13E-3).

Other Information

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors⸺Opinion of Morgan Stanley to the Special Committee⸺Other Information” is hereby amended and supplemented by making the following changes on page 53 of the Definitive Proxy Statement:

Morgan Stanley also observed additional factors that were provided as supplemental reference data to assist the Special Committee in connection with its analysis.  These additional factors were not considered as part of Morgan Stanley’s financial analysis with respect to its opinion because the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated August 15, 2025 (including the comparable companies, precedent transactions, sum of the parts and discounted cash flow analyses) were deemed by Morgan Stanley, in its professional judgment, to provide a sufficient basis for rendering the opinion~~but were noted as reference data for. the Special Committee, including the following information described below~~.

Levered Cash Buyer Analysis

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Morgan Stanley to the Special Committee⸺Other Information—Levered Cash Buyer Analysis” is hereby amended and supplemented by making the following changes on page 54 of the Definitive Proxy Statement:

Morgan Stanley also analyzed Soho House from the perspective of a potential purchaser that was not a strategic buyer, but rather was primarily a financial buyer that would effect a leveraged buyout of Soho House.  This analysis, calculated as of June 30, 2025, assumed a leveraged buyout of Soho House, based on the Financial Projections for the second half of fiscal year 2025 to the first half of fiscal year 2029 and made certain assumptions with respect to the assumption of certain of Soho House’s indebtedness.  Morgan Stanley also made certain other assumptions, based on its professional judgment and experience, including (i) a target range of annualized internal rates of return for the financial sponsor of 20% to 25% and (ii) an exit Adjusted EBITDA multiple range of 9.75x to 10.75x in the terminal year based on the Financial Projections.  Based on this analysis, Morgan Stanley estimated an implied value per share of Common Stock, as of June 30, 2025 of $7.37 to $9.65.  In addition, Morgan Stanley performed a sensitivity analysis applying an exit Adjusted EBITDA Margin of 17.5% (which, as indicated on page 9 of Morgan Stanley’s presentation to the Board, dated August 12, 2025, filed as Exhibit 16(c)(ii) to the Schedule 13E-3, reflected Soho House management’s estimate of a stabilized Adjusted EBITDA Margin, rather than the 21% fiscal year 2028 estimated Adjusted EBITDA Margin included in the Financial Projections) and a target IRR of 22.5% to the exit Adjusted EBITDA multiple range of 9.75x to 10.75x, which implied present values per share of Common Stock, as of June 30, 2025 of $6.27 to $7.03.

Citi’s Service as Financial Advisor to Soho House

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Citi’s Service as Financial Advisor to Soho House” is hereby amended and supplemented by making the following changes on page 57 of the Definitive Proxy Statement:

Under the terms of its engagement letter, Citi provided Soho House financial advisory services in connection with the Merger, and Soho House agreed to pay Citi a fee of at least $10.0 million and up to $13.0 million, which is contingent upon the closing of the Merger.

Other Supplemental Disclosures

Surviving Corporation Bylaws

Exhibit B (Surviving Corporation Bylaws) to Annex A (Agreement and Plan of Merger), included on pages A-81 to A-86 of the Definitive Proxy Statement, shall be replaced in its entirety with the Surviving Corporation Bylaws filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Surviving Corporation Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information and Where To Find It

In connection with the Merger, Soho House has filed with the SEC the Definitive Proxy Statement.  In addition, Soho House and the Buyer Filing Parties (as defined in the Schedule 13E-3) have filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC.  Soho House may also file other documents with the SEC regarding the Merger.  This report is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which Soho House has filed or may file with the SEC.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, INVESTORS AND SECURITY HOLDERS OF SOHO HOUSE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors and security holders may obtain free copies of the Definitive Proxy Statement and the Schedule 13E-3, and any amendments or supplements thereto, and other documents containing important information about Soho House through the website maintained by the SEC at www.sec.gov.  In addition, Soho House’s stockholders may obtain free copies of such documents by accessing the Investor Relations portion of Soho House’s website at https://sohohouseco.com/financials/sec-filings/default.aspx.  Website addresses included in this report are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this report.

Participants in the Solicitation

Soho House and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Soho House’s stockholders with respect to the Merger.  Information about Soho House’s directors and executive officers and their ownership of Soho House’s common stock is set forth in the Definitive Proxy Statement.  To the extent that such individuals’ holdings of Soho House’s common stock have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Forms 4 filed with the SEC.  Other information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials filed with SEC in connection with the Merger.  Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This report, the documents to which Soho House refers you in this report and information included in oral statements or other written statements made or to be made by Soho House or on Soho House’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation statements relating to the completion of the Merger.  Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact.  These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “future,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “target,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature, but the absence of these words does not mean that the statement is not forward-looking.  Soho House’s stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements.  Forward-looking statements reflect Soho House’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events.  These risks and uncertainties include, but are not limited to, the risks detailed in Soho House’s filings with the SEC, including in its most recent filings on Forms 10-K and 10-Q and factors and matters described or incorporated by reference in the Definitive Proxy Statement and the Schedule 13E-3.

You should read this report and the documents referenced herein with the understanding that Soho House’s actual future results, performance and achievements may be materially different from what it expects.  Soho House qualifies all of its forward-looking statements by these cautionary statements.  These forward-looking statements speak only as of the date of this report or the other documents containing them.  Except as required by applicable law, Soho House does not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHO HOUSE & CO INC.
(Registrant)

/s/ Neil Thomson
Name: Neil Thomson
Title: Chief Financial Officer

Date: December 30, 2025